FEDERATED NEW YORK MUNICIPAL INCOME FUND

A Portfolio of Federated Municipal Securities Income Trust
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CLASS A SHARES
CLASS B SHARES
Supplement to the Prospectus dated October 31, 2005.

Please replace the section entitled "What are the Fund's Fees and Expenses?" with the following.


WHAT ARE THE FUND'S FEES AND EXPENSES?

FEDERATED NEW YORK MUNICIPAL INCOME FUND
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold
Class A Shares and Class B Shares of the Fund.

Shareholder Fees                                                                           Class A                        Class B
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering               4.50%                          None
price)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price            0.00%                          5.50%
or redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other                      None                           None
Distributions) (as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)                          None                           None
Exchange Fee                                                                                None                           None

Annual Fund Operating Expenses (Before Waivers and Reimbursement)(1)
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee(2)                                                                           0.40%                          0.40%
Distribution (12b-1) Fee(3)                                                                 0.25%                          0.75%
Other Expenses(4)                                                                           1.03%                          1.05%
Total Annual Fund Operating Expenses                                                        1.68%                        2.20%(5)

1  The percentages shown are based on anticipated expenses for the entire fiscal year ended August 31, 2006. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the adviser, distributor, and the administrator expect to waive and reimburse certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending August 31, 2006.
    Total Waivers and Reimbursement of Fund Expenses                                        0.93%                          0.68%
   Total Anticipated Annual Fund Operating Expenses (after waivers and                      0.75%                          1.52%
   reimbursements)
2  The adviser expects to voluntarily waive the management fee. The adviser can terminate this voluntary waiver at any time. The management fee expected to be paid by the Fund (after the voluntary waiver) was 0.00% for the fiscal year ending August 31, 2006.
3  The distributor expects to voluntarily waive the distribution (12b-1) fee for
   Class A Shares for the fiscal year ending August 31, 2006. The distributor can terminate this voluntary waiver at any time. The distribution (12b-1) fee expected to be paid by the Fund for Class A Shares (after the voluntary waiver) is 0.00% for the fiscal year ending August 31, 2006.
4  Includes a shareholder services fee/ account administrative fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to
   Financial Intermediaries" herein. The administrator expects to voluntarily waive a portion of its fee and the adviser expects to voluntarily reimburse certain operating expenses of the Fund. The administrator and adviser can terminate this voluntary waiver and reimbursement at any time. Total other operating expenses paid by the Fund's Class A Shares and Class B Shares
   (after the voluntary waiver and reimbursement) are expected to be 0.75% and
   0.77%, respectively, for the fiscal year ending August 31, 2006.
5  After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.


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



EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Class A and Class B Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A and Class B Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A and B Shares operating expenses are before waivers and reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class                              1 Year           3 Years            5 Years              10 Years
Class A Shares:
Expenses assuming redemption              $613              $956             $1,321                $2,348
Expenses assuming no redemption           $613              $956             $1,321                $2,348
Class B Shares:
Expenses assuming redemption              $773             $1,088            $1,380                $2,403
Expenses assuming no redemption           $223              $688             $1,180                $2,403

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                                                               November 9, 2005

Cusip 313923401
Cusip 313923880
33859 (11/05)